UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

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SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
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Dresser-Rand Group Inc.

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The following email (with attachments) was sent from Gustavo Nechar, Vice President, Human Resources, of Dresser-Rand Group Inc. (“Dresser-Rand” or the “Company”), to Dresser-Rand employees:

Dear Colleagues,

We believe the attached PDF documents will help to explain the philosophy and reasoning behind the Dresser-Rand merger announcement with Siemens. Included you’ll find:

•	A letter from Vince Volpe President and CEO to all employees

•	The press release

•	Frequently asked questions

This is an exciting time and great news for Dresser-Rand Company, Dresser-Rand employees and our clients around the world.

As more communication opportunities come available they will be immediately issued.

Kind regards

Gustavo Nechar
Vice President, Human Resources

LETTER FROM VINCE R. VOLPE Jr.:

West8 Tower
10205 Westheimer Rd, Suite 1000
Houston, TX 77042
Phone: 713-973-5377
Fax: 713-973-5323

Vincent R. Volpe Jr.
President & CEO

September 22, 2014

Dear Colleagues,

We are excited to announce that today Dresser-Rand and Siemens have entered into an agreement under which Siemens will acquire Dresser-Rand for approximately $7.6 billion in cash. The press release we issued is attached.

As you may know, Siemens is a global engineering company based in Munich, Germany, which operates Energy, Healthcare, Industry and Infrastructure and City business segments. Siemens and its employees share our strong commitment to innovation, and to providing customers with environmentally responsible, high-quality products and service solutions. Like you, Siemens employees are dedicated to being good citizens in their communities and, most importantly, to maintaining a safe and productive work environment.

We operate in a highly competitive and rapidly consolidating industry where many players have significantly greater scale. We believe that joining Siemens will improve our growth prospects and enhance future opportunities for Dresser-Rand’s operations and employees.

Dresser-Rand and Siemens have complementary strengths in the energy industry and other verticals. Siemens offers turbo compressors, has special strengths in downstream and industrial applications, is strong in larger-sized steam turbines and is a leading provider of power generation applications. Through this combination, Dresser-Rand brings to Siemens improved access to the oil and gas industry and our leading aftermarket business will enhance Siemens’ services capabilities worldwide. For Dresser-Rand, being part of the larger Siemens organization will provide us with greater scale and resources, improved access to other industry verticals including distributed power generation and an enhanced product portfolio.

One of Siemens’ goals is to become the leading rotating equipment and process system integrator for the oil and gas industry, and they regard Dresser-Rand as the premium brand in the global energy infrastructure markets, which makes our company a good fit for Siemens. Recognizing and appreciating the strength of the Dresser-Rand brand and the outstanding talent of our employees, Siemens intends to continue marketing Dresser-Rand’s products under our brand. Dresser-Rand will become the platform for oil and gas and related energy infrastructure equipment and service solutions within Siemens, and Siemens has expressed the desire for the Company to be managed by the existing leadership team.

What This Means for Employees

Fundamentally, we will maintain a “standalone” status and very little will change at the day-to-day operating level. This will still be a great place to work.

We expect Dresser-Rand employees may benefit from being part of the larger global Siemens organization. We believe that by joining a diversified organization with significantly greater scale and resources, this combination will provide many exciting career development and advancement opportunities for Dresser-Rand employees who are motivated and good performers.

Dresser-Rand and Siemens know each other well, and we are confident that it will be a smooth integration. An integration team comprising employees from both companies shall be established to prepare transition plans that we will begin to implement immediately after completion of the transaction.

We expect to complete the transaction by mid-2015, subject to, among other things, approval by Dresser-Rand shareholders, regulatory approvals and other customary closing conditions. Importantly, until the closing of this transaction, we will continue to operate as an independent company and compete with Siemens in the marketplace. Today’s announcement will have no impact on our day-to-day operations and it remains business as usual at Dresser-Rand. We will rely on our employees to focus on their daily responsibilities and to maintain a safe and ethical working environment.

Keeping You Informed

We are committed to keeping you informed throughout the process. In the meantime, please review the attached materials, including some frequently asked questions you may have about this process, and if you have any additional questions please reach out to your manager.

It is likely that this announcement will lead to increased interest in Dresser-Rand, and as always, it is important for us to speak with one voice. If you receive any inquiries from the media or the investment community, please forward them to Blaise Derrico at 713-973-5497 or BDerrico@Dresser-Rand.com.

The key to Dresser-Rand’s success has been — and will continue to be — you, our valued employees. I hope you share my enthusiasm about this exciting transaction as we move into the next chapter of our company’s history. I want to thank all of you for your continued diligence, support and focus on serving our clients and working safely and ethically.

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I look forward to working with you and, following the closing, our new colleagues at Siemens, to establish our position as the leading provider of mission critical rotating equipment solutions and aftermarket service offerings.

Sincerely,

/s/ Vincent R. Volpe Jr.

Vincent R. Volpe Jr.
President & CEO

Additional Information and Where to Find It

In connection with the proposed transaction with Siemens, Dresser-Rand Group Inc. (the “Company”) will file with the U.S. Securities and Exchange Commission (the “SEC”) and mail or otherwise provide to its stockholders a proxy statement regarding the proposed transaction. BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE THEREIN BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Investors and security holders may obtain a free copy of the proxy statement and other documents that the Company files with the SEC (when available) from the SEC’s website at www.sec.gov and the Company’s website at www.dresser-rand.com. In addition, the proxy statement and other documents filed by the Company with the SEC (when available) may be obtained from the Company free of charge by directing a request to Dresser-Rand Group Inc., Investor Relations, West8 Tower, Suite 1000, 10205 Westheimer Road, Houston, Texas 77042, 713-973-5497.

Participants in Solicitation

The Company and its directors, executive officers and employees may be deemed, under SEC rules, to be participants in the solicitation of proxies from the Company’s stockholders with respect to the proposed acquisition of the Company by Siemens. Security holders may obtain information regarding the names, affiliations and interests of such individuals in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013, and its definitive proxy statement for the 2014 annual meeting of stockholders. Additional information regarding the interests of such individuals in the proposed acquisition of the Company by Siemens will be included in the proxy statement relating to such acquisition when it is filed with the SEC. These documents (when available) may be obtained free of charge from the SEC’s website at www.sec.gov and the Company’s website at www.dresser-rand.com.

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Forward Looking Statements

Any statements in this communication about the Company’s expectations, beliefs, plans, objectives, prospects, financial condition, assumptions or future events or performance, including statements regarding the proposed acquisition of the Company by Siemens, the expected timetable for completing the transaction, benefits and synergies of the transaction and future opportunities for the combined company that are not historical facts are forward-looking statements. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Reform Act of 1995. In some cases, forward-looking statements can be identified by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing,” “outlook,” “guidance” and similar expressions, although not all forward-looking statements contain these words. The forward-looking information and statements are or may be based on a series of projections and estimates and involve risks and uncertainties. These risks and uncertainties include such factors as: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement, (2) the failure to obtain the approval of the Company’s stockholders or the failure to satisfy any of the other closing conditions, (3) risks related to disruption of management’s attention from the Company’s ongoing business operations due to the proposed transaction and (4) the effect of the announcement of the transaction on the ability of the Company to retain and hire key personnel and maintain relationships with its customers, suppliers and others with whom it does business, or on its operating results and business generally. Additional risks are described under Item 1A, “Risk Factors,” in the Company’s periodic filings with the SEC, including the Company’s annual report on Form 10-K for the year ended December 31, 2013 and recent current reports on Form 8-K. Because the factors referred to above could cause actual results or outcomes to differ materially from those expressed or implied in any forward-looking statements made by the Company, you should not place undue reliance on any such forward-looking statements. Further, any forward-looking statement speaks only as of the date of this communication, and the Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after such date.

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Press Release:

West8 Tower, Suite 1000

10205 Westheimer Road

Houston, Texas 77042

www.dresser-rand.com

For Immediate Release

DRESSER-RAND SIGNS AGREEMENT TO SELL TO SIEMENS FOR APPOROXIMATELY $7.6 BILLION IN AN ALL CASH TRANSACTION

•	The agreement provides for an $83 per share price with additional per share cash consideration of $0.55 that shall be applied on the first day of each month starting March 1, 2015, until the closing occurs

•	The base price provides a 37.4% premium over the unaffected share price

•	Combines two highly complementary businesses to create a leading world-class supplier to the oil and gas industry

•	Unique value proposition offers clear client benefits including an enhanced product portfolio and wide range of mission critical rotating equipment and aftermarket solutions

•	Dresser-Rand to become the platform for oil and gas equipment solutions within Siemens

BOARD ADOPTS A ONE-YEAR SHAREHOLDERS RIGHTS PLAN

HOUSTON, September 21, 2014 – Dresser-Rand Group Inc. (“Dresser-Rand” or the “Company”) (NYSE: DRC), a global supplier of rotating equipment and aftermarket parts and services, today announced that it has entered into a definitive merger agreement with Siemens under which Siemens will acquire all of the outstanding shares of Dresser-Rand common stock for $83.00 per share in cash. The transaction is valued at approximately $7.6 billion, including the assumption of debt. The price represents a premium of 37.4 percent over Dresser-Rand’s closing share price of $60.42 on July 16, 2014, the day before speculation in the press appeared regarding interest in Dresser-Rand. Additional per share cash consideration of $0.55 shall be applied on the first day of each month starting March 1, 2015, until the closing occurs.

Siemens intends to operate Dresser-Rand as the company’s oil and gas business retaining the Dresser-Rand brand name and its executive leadership team. In addition, Siemens intends to maintain a significant presence in Houston, which will be the headquarters location of the oil and gas business of Siemens.

“As the premium brand in the global energy infrastructure markets, Dresser-Rand is a perfect fit for the Siemens portfolio. The combined activities will create a world-class provider for the growing oil and gas markets. With this Dresser-Rand will become ‘The oil and gas’ company within Siemens and fit right into our Siemens Vision 2020,” said Joe Kaeser, President and CEO of Siemens AG.

“After a thorough and competitive process, we are pleased to have reached this agreement with Siemens as it maximizes value and delivers significant benefits to all Dresser-Rand stakeholders,” said Vincent R. Volpe Jr., Dresser-Rand’s President and CEO. “Dresser-Rand shareholders will receive immediate and certain all-cash consideration for their shares at an attractive premium to the Company’s unaffected share price.”

Mr. Volpe added, “Given the vision Siemens has for Dresser-Rand as its oil and gas company, and its expressed wishes to build Dresser-Rand’s product and service portfolio with some of the existing Siemens offerings that have previously been marketed separately into the oil and gas space, it is clear that this is a transaction that should create value for clients, as well as for both sets of shareholders, that would not have otherwise been achieved had Dresser-Rand not become part of the Siemens group. We are excited about the opportunity to continue on our journey to become the premier supplier of high speed rotating equipment and solutions for this industry and believe that the enhancements in offerings available to us in the form of the existing products and services from the Siemens group will serve as an accelerator for technological innovation, profitable growth and extended opportunities for our employees and the communities around the globe in which we operate. Simply stated, we see this as a unique opportunity to better serve our clients, employees and shareholders and are pleased to have Dresser-Rand placed in the central role for Siemens as it develops its position in oil and gas.”

“Our aim is to become the leading rotating equipment and process system integrator for the oil and gas industry.  Dresser-Rand has strong presence in oil and gas, a reputation for technology leadership and innovation, and a talented and experienced leadership team.  Our intention is to leverage these strengths by maintaining the existing company and brand name and selectively moving complementary products and services from the existing Siemens portfolio into Dresser-Rand enabling us to offer a much broader range of products, services and solutions to meet our customers’ needs,” said Lisa Davis, member of the Managing Board of Siemens AG.

Conditions and Approvals

The transaction is expected to close in the summer of 2015 and is subject to Dresser-Rand shareholder approval, regulatory approval in the U.S., Europe and certain other jurisdictions, and other customary closing conditions. Under the terms of the merger agreement, Siemens has committed to take all necessary steps from a regulatory perspective to ensure that the transaction will be completed.

Morgan Stanley & Co. LLC and Zaoui & Co. acted as financial advisors to Dresser-Rand. Wachtell, Lipton, Rosen & Katz, and Gibson, Dunn & Crutcher LLP, served as legal counsel to Dresser-Rand.

One-Year Stockholder Rights Plan

The Company’s Board of Directors has adopted a limited duration Shareholder Rights Plan. The Plan is designed to assist the Board of Directors in maximizing shareholder value in connection with the sale of the Company. The Plan will not in any way prevent or restrict any person from making a superior proposal pursuant to the terms of the Merger Agreement.

Pursuant to the Plan, the Board of Directors declared a dividend of one preferred stock purchase right (each a “Right” and collectively, the “Rights”) on each outstanding share of the Company’s common stock as of the close of business on October 2, 2014 (the “Record Date”). Each Right, once exercisable, will entitle shareholders to buy one one-hundredth of a share of a new series of junior participating preferred stock at a purchase price of $300.00 per Right, subject to adjustment.

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The Rights will be exercisable only if a person or group of affiliated or associated persons (other than Siemens or any of its affiliates or associates acting pursuant to the Merger Agreement) acquires beneficial ownership of 10% or more of the Company’s common stock. The Plan provides that the ownership of shareholders that beneficially own 10% or more of the Company’s common stock on the date of adoption of the Plan will be grandfathered, but the Rights would become exercisable if at any time any such shareholder increases its ownership percentage by 1% or more. Derivative interests in the Company’s common stock, such as swap arrangements, regardless of whether such arrangements carry with them the right to control voting or disposition of the underlying securities, are also considered beneficial ownership of the underlying common stock for purposes of the Plan.

Additional details about the Rights Plan will be included in a Form 8-K to be filed by Dresser-Rand with the U.S. Securities and Exchange Commission.

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Additional Information and Where to Find It

In connection with the proposed transaction with Siemens, Dresser-Rand Group Inc. (the “Company”) will file with the U.S. Securities and Exchange Commission (the “SEC”) and mail or otherwise provide to its stockholders a proxy statement regarding the proposed transaction. BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE THEREIN BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Investors and security holders may obtain a free copy of the proxy statement and other documents that the Company files with the SEC (when available) from the SEC’s website at www.sec.gov and the Company’s website at www.dresser-rand.com. In addition, the proxy statement and other documents filed by the Company with the SEC (when available) may be obtained from the Company free of charge by directing a request to Dresser-Rand Group Inc., Investor Relations, West8 Tower, Suite 1000, 10205 Westheimer Road, Houston, Texas 77042, 713-973-5497.

Participants in Solicitation

The Company and its directors, executive officers and employees may be deemed, under SEC rules, to be participants in the solicitation of proxies from the Company’s stockholders with respect to the proposed acquisition of the Company by Siemens. Security holders may obtain information regarding the names, affiliations and interests of such individuals in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013, and its definitive proxy statement for the 2014 annual meeting of stockholders. Additional information regarding the interests of such individuals in the proposed acquisition of the Company by Siemens will be included in the proxy statement relating to such acquisition when it is filed with the SEC. These documents (when available) may be obtained free of charge from the SEC’s website at www.sec.gov and the Company’s website at www.dresser-rand.com.

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Forward Looking Statements

Any statements in this communication about the Company’s expectations, beliefs, plans, objectives, prospects, financial condition, assumptions or future events or performance, including statements regarding the proposed acquisition of the Company by Siemens, the expected timetable for completing the transaction, benefits and synergies of the transaction and future opportunities for the combined company that are not historical facts are forward-looking statements. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Reform Act of 1995. In some cases, forward-looking statements can be identified by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing,” “outlook,” “guidance” and similar expressions, although not all forward-looking statements contain these words. The forward-looking information and statements are or may be based on a series of projections and estimates and involve risks and uncertainties. These risks and uncertainties include such factors as: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement, (2) the failure to obtain the approval of the Company’s stockholders or the failure to satisfy any of the other closing conditions, (3) risks related to disruption of management’s attention from the Company’s ongoing business operations due to the proposed transaction and (4) the effect of the announcement of the transaction on the ability of the Company to retain and hire key personnel and maintain relationships with its customers, suppliers and others with whom it does business, or on its operating results and business generally. Additional risks are described under Item 1A, “Risk Factors,” in the Company’s periodic filings with the SEC, including the Company’s annual report on Form 10-K for the year ended December 31, 2013 and recent current reports on Form 8-K. Because the factors referred to above could cause actual results or outcomes to differ materially from those expressed or implied in any forward-looking statements made by the Company, you should not place undue reliance on any such forward-looking statements. Further, any forward-looking statement speaks only as of the date of this communication, and the Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after such date.

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Frequently Asked Questions:

Employee FAQ

1.	What did Dresser-Rand announce?

•	On September 21, 2014, we announced that Dresser-Rand and Siemens reached an agreement under which Siemens will acquire Dresser-Rand for approximately $7.6 billion in cash.

•	Siemens will operate Dresser-Rand as a stand-alone entity that will serve as “The Siemens Oil & Gas Company”.

•	Dresser-Rand products will continue to be sold under the “Dresser-Rand” brand name and Dresser-Rand will become the platform for the oil and gas rotating equipment solutions and aftermarket services within Siemens.

•	Dresser-Rand and Siemens have complementary strengths in the energy industry and other verticals. Further, Dresser-Rand provides Siemens with improved access to the oil and gas industry and our leading aftermarket business enhances Siemens’ services capabilities worldwide.

•	In addition, Siemens offers turbo compressors, has special strengths in downstream and industrial applications, is strong in larger-sized steam turbines and is a leading provider of power generation applications.

•	Being part of the larger Siemens organization will provide us with greater scale and resources, improved access to other industry verticals including distributed power generation, an enhanced product portfolio including the complementary Rolls Royce line of gas turbines, and access to Siemens’ platforms in Europe and Emerging markets.

2.	Who is Siemens?

•	Siemens is a global engineering company with 320,000 employees based in Munich, Germany, which operates Energy, Healthcare, Industry and Infrastructure and City business segments.

•	Siemens’ Energy business is a competitor of Dresser-Rand in the oil and gas markets and supplies high speed rotating equipment including turbomachinery and gas and steam turbines.

•	Siemens and its employees share Dresser-Rand’s strong commitment to innovation and to providing clients with environmentally responsible, high-quality products and service solutions.

3.	On what stock exchange is Siemens listed?

•	Siemens shares are listed on all German stock exchanges (XETRA: SIE).

4.	Why are we combining with Siemens?

•	Our industry is rapidly consolidating and our Board determined that this transaction is in the best interest of Dresser-Rand. It delivers significant, immediate and certain value to our shareholders, while also positioning our clients and employees to benefit from the greater scale and resources that result from joining Siemens.

o	For our shareholders, they will receive an immediate premium on their investment.

o	For our clients, our complementary strengths in the energy sector and other verticals will allow the combined company to provide a more comprehensive portfolio of best-in-quality products and service solutions, which will not only include our rotating equipment products and aftermarket services but also Siemens’ broad portfolio of products in our class.

o	For our employees, we expect you to benefit from being part of the larger global Siemens organization, which has the necessary scale and resources to compete in today’s marketplace. We believe this transaction will offer many exciting career development and advancement opportunities for Dresser-Rand employees.

5.	Will this announcement have an immediate effect on day-to-day operations at Dresser-Rand?

•	Until the transaction closes, this announcement will have no impact on our day-to-day operations and it remains business as usual at Dresser-Rand.

•	We will continue to operate as an independent company and compete with Siemens in the marketplace through the middle of 2015, when we expect to complete the transaction.

•	We will rely on our employees to focus on their daily responsibilities and to maintain a safe and productive working environment.

6.	What will happen to the Dresser-Rand brand?

•	Siemens’ goal is to become the leading rotating equipment and process system integrator for the oil and gas industry.

•	Siemens recognizes the power of our brand and will continue to market our products under the Dresser-Rand brand and Dresser-Rand will become the platform for all oil & gas and related energy infrastructure equipment and service solutions within Siemens.

•	Our Company will continue to exist and flourish as a stand-alone entity, much like the relationship today that Solar has with Caterpillar and Elliott with Ebora.

7.	Does Siemens report under U.S. GAAP or International Accounting Standards?

•	Consolidated financial statements have been prepared in accordance with IFRS (International Financial Reporting Standards) as adopted by the EU and the additional requirements of German commercial law pursuant to § 315a Para. 1 HGB.

8.	What does this potential transaction mean for the GSP implementation?

•	We do not expect this transaction to impact GSP implementation

•	Please keep in mind that until we complete the transaction, which we expect will occur in middle of 2015, Dresser-Rand and Siemens will continue to operate as independent companies and compete in the marketplace. It remains business as usual.

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•	Once the transaction is completed, Dresser-Rand will become the platform for oil and gas and related energy infrastructure equipment and service solutions within Siemens.

9.	When will the transaction be completed? What approvals are required?

•	We expect to complete the transaction in the third middle of 2015.

•	The transaction is subject to, among other things, approval by Dresser-Rand shareholders, regulatory approvals and other customary closing conditions.

10.	Should we expect changes to benefits and compensation?

•	Until the transaction is completed, which we expect will occur in the third quarter of 2015, we will continue to operate as separate companies and Dresser-Rand’s current compensation and benefits programs remain unchanged. We will continue to plan for our normal quarterly and annual processes (e.g., annual salary planning, LTI/equity award annual grants, quarterly/annual incentive calculations and payments) up until the transaction date.

•	As a global diversified company, Siemens is committed to providing comprehensive and competitive compensation and benefits for all employees to attract and retain the talent.

•	Siemens will provide employees with timely dialogue and communication on any changes to compensation or benefits plans.

11.	What should I say if contacted by people outside the company?

•	Except for certain company executives, no one is authorized to speak publicly or communicate externally about this announcement on the company’s behalf as there are strict regulations and requirements around disclosing information.

•	Consistent with our existing policy, please be sure that you and your teams refer all inquiries from the media and analyst communities Blaise Derrico at 713-973-5497 or BDerrico@Dresser-Rand.com.

Additional Information and Where to Find It

In connection with the proposed transaction with Siemens, Dresser-Rand Group Inc. (the “Company”) will file with the U.S. Securities and Exchange Commission (the “SEC”) and mail or otherwise provide to its stockholders a proxy statement regarding the proposed transaction. BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE THEREIN BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Investors and security holders may obtain a free copy of the proxy statement and other documents that the Company files with the SEC (when available) from the SEC’s website at www.sec.gov and the Company’s website at www.dresser-rand.com. In addition, the proxy statement and other documents filed by the Company with the SEC (when available) may be obtained from the Company free of charge by directing a request to Dresser-Rand Group Inc., Investor Relations, West8 Tower, Suite 1000, 10205 Westheimer Road, Houston, Texas 77042, 713-973-5497.

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Participants in Solicitation

The Company and its directors, executive officers and employees may be deemed, under SEC rules, to be participants in the solicitation of proxies from the Company’s stockholders with respect to the proposed acquisition of the Company by Siemens. Security holders may obtain information regarding the names, affiliations and interests of such individuals in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013, and its definitive proxy statement for the 2014 annual meeting of stockholders. Additional information regarding the interests of such individuals in the proposed acquisition of the Company by Siemens will be included in the proxy statement relating to such acquisition when it is filed with the SEC. These documents (when available) may be obtained free of charge from the SEC’s website at www.sec.gov and the Company’s website at www.dresser-rand.com.

Forward Looking Statements

Any statements in this communication about the Company’s expectations, beliefs, plans, objectives, prospects, financial condition, assumptions or future events or performance, including statements regarding the proposed acquisition of the Company by Siemens, the expected timetable for completing the transaction, benefits and synergies of the transaction and future opportunities for the combined company that are not historical facts are forward-looking statements. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Reform Act of 1995. In some cases, forward-looking statements can be identified by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing,” “outlook,” “guidance” and similar expressions, although not all forward-looking statements contain these words. The forward-looking information and statements are or may be based on a series of projections and estimates and involve risks and uncertainties. These risks and uncertainties include such factors as: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement, (2) the failure to obtain the approval of the Company’s stockholders or the failure to satisfy any of the other closing conditions, (3) risks related to disruption of management’s attention from the Company’s ongoing business operations due to the proposed transaction and (4) the effect of the announcement of the transaction on the ability of the Company to retain and hire key personnel and maintain relationships with its customers, suppliers and others with whom it does business, or on its operating results and business generally. Additional risks are described under Item 1A, “Risk Factors,” in the Company’s periodic filings with the SEC, including the Company’s annual report on Form 10-K for the year ended December 31, 2013 and recent current reports on Form 8-K. Because the factors referred to above could cause actual results or outcomes to differ materially from those expressed or implied in any forward-looking statements made by the Company, you should not place undue reliance on any such forward-looking statements. Further, any forward-looking statement speaks only as of the date of this communication, and the Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after such date.

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